Putnam
Municipal
Income Fund

SEMIANNUAL REPORT

September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Putnam Municipal Income Fund searches low and long for returns, and usually finds more than its share."

                         -- Morningstar Mutual Funds September 27, 1996

* "Diligent in-house research has enabled the fund to remain competitive with funds solely dedicated to the higher-yielding sector of the municipal bond market despite the fund's strict guidelines, which dictate that a minimum of 65% of the fund's assets must remain in the investment grade market."

                                         -- Blake E. Anderson, Manager
                                          Putnam Municipal Income Fund
       CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

11     Portfolio holdings

24     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

When the rest of the bond market took a rather steep drop last February, just before the start of Putnam Municipal Income Fund's new fiscal year, the decline in municipal bond prices was markedly milder. They had taken their hit earlier in the wake of worry over how a flat tax might affect the tax advantage of municipal bonds. The tax-exempt market has since gained a modicum of stability, but prices remain mildly erratic.

Overall, Blake Anderson, who was recently appointed as your fund's manager, believes positive forces at work in the municipal bond market outweigh the negatives. Demand is strong, especially relative to fairly modest supply. The economy, interest rates, and inflation remain generally favorable.

Blake joined Putnam in 1987 and has eight years of investment experience. In the report that follows, he discusses the performance of your fund to date and what he sees in prospect for the months ahead.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996



Report from the Fund Managers
Blake E. Anderson
Richard P. Wyke

It would be fair to say that bond investors exhibited a steady preoccupation with the economy's accelerating growth for much of the six months ended September 30, 1996. While the Federal Reserve Board, to the surprise of many, held short-term interest rates steady, prices of fixed-income investments seesawed as the markets tried to anticipate the future course of rates. Despite this uneasiness, yields remained within a limited range, evidenced by the bellwether 30-year Treasury bond whose yield fluctuated between 6.99% and 7.12% during those six months.

Against this backdrop, municipal bond investments delivered respectable performances. Putnam Municipal Income Fund's return of 2.47% at net asset value for class A shares for the semiannual period was close to its Lipper general municipal debt universe's average of 2.78%. The fund's return for class A shares taking maximum sales charges into account was -2.52%; returns for class B and class M shares, which can be found on page 8, show a similar pattern.

* PROSPECT OF HIGHER INTEREST RATES UNNERVES MARKET

During the semiannual period, the fixed-income markets digested a barrage of economic reports that generally suggested a strengthening economy. Given the potential inflationary pressures of stronger growth, bond investors kept nervous eyes on the policymakers at the Federal Reserve Board. Each of the Fed's meetings was preceded by waves of speculation about the possibility of a short-term rate increase. Finally, at its September 24 meeting, the Fed decided to hold interest rates steady, at least through the elections in November.

* SHIFTS POSITION FUND TO BENEFIT FROM POTENTIAL MARKET RALLY

While the housing market continues to be a surprising source of strength, we see evidence of many sectors of the economy slowing, including manufacturing, retail, and exports. It's our belief that the economy will lose some of its momentum in the coming months, and inflation will remain well behaved. Our more sanguine view led us to position the fund to benefit from a market rally. In fact, since last July, we've been lengthening the fund's duration by selling short-term holdings. Duration is a measure of the portfolio's sensitivity to interest-rate changes; a longer duration may offer greater appreciation when interest rates are declining.

Concurrent with selling short-term holdings, we've been shifting assets from the far end of the yield curve (25- to 30-year bonds) into the 10- to 25-year sector of the curve. We began this process at the midpoint of the period in anticipation of a steepening municipal bond yield curve. A steep municipal bond yield curve reflects market expectations that future rates will fall and bond prices will rise. Happily this event did begin to take place in the later three months of the period. The overall impact of the two strategies was a lengthening of the fund's duration by the end of the period.

* SEEKING SECTORS WITH GREATEST PERFORMANCE POTENTIAL

During the period, we added approximately 3% to the fund's holdings of state general obligation bonds. This was accomplished by selling selected insured high-grade bonds that, in our opinion, had little room for appreciation. We then reinvested the proceeds in uninsured state general obligations (GOs), which have the ability to appreciate more dramatically through improving credit quality. We also sold California GOs, which had achieved significant appreciation as a result of the state's credit upgrade and improving economy, and reinvested the proceeds in uninsured Georgia GOs, which are expected to experience greater appreciation relative to other high-grade sectors of the municipal market.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS*]

Utilities          22.7%

Health care        18.3%

Transportation     16.6%

Housing             6.1%

Education           4.7%

Footnote reads:
*Based on net assets as of 9/30/96. Allocations will vary over time.



The fund's investments in New York State were reduced during the period. With New York City's finances weak, though stable, and concerns as to how the city will handle indigent care in light of welfare reform, we concluded that opportunities for appreciation were greater in other locations. Investments in Texas municipal bonds were increased in anticipation of strong seasonal demand. Our experience has shown that as the end of the calendar year approaches, municipal bond investors frequently move excess cash into Texas paper.

Health-care investments have made a viable contribution to the fund's performance. The fund's relatively heavy weighting stems from our perception that on a credit-by-credit and market-by-market basis, hospitals continue to offer some of the best values across the nation. In addition, the sector's high coupons are expected to continue to provide a healthy boost to the fund's income stream, assuming the current yield spreads between sectors remain fairly constant.

While we believe the future of the resource recovery and cogeneration industries remains promising, this sector had a disappointing six months. Paper recycling was negatively impacted by declining prices of recycled pulp, largely the result of abundant supply. Some of the laws and regulations written to provide for cogeneration and resource recovery plants have come into question. In an effort to soften volatility over the short term, we sold most of the holdings with weak performance records but retained an interest in stronger projects that suffered more as a result of guilt by association rather than as a result of any specific fundamentals.

Like other investments in any new industry, bonds linked to these sectors represent a certain degree of risk for investors. However, intensive scrutiny of bond issuers' credit quality, funding sources, and future prospects has guided the fund's investment process. These businesses, which are devoted to recycling and converting trash into fuel, should become more valuable as the nation becomes more environmentally conscious. As they gain broader acceptability, it is likely that their bonds will be considered more creditworthy investments. Should upgrades occur, they could be expected to reflect favorably on the bonds' prices.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: CREDIT QUALITY OVERVIEW*]

AAA/Aaa            33.5%

AA/Aa               7.3%

A/A                 7.5%

BBB/Baa            21.0%

BB/Ba              12.7%

B/B                12.1%

Footnote reads:
*As a percentage of market value as of 9/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* BOND STRUCTURE BECOMING MORE IMPORTANT

The call structure of bonds has taken on increasing importance in recent months. This is largely because in 1993 the municipal market witnessed the largest issuance of tax-free bonds ever. With such a significant portion of the municipal marketplace callable in 2003, just seven years away, many of these bondholders are selling these bonds and purchasing newer bonds issued in 1995 or 1996.

With an eye to call structure and in anticipation of ongoing yield curve steepening, we plan to continue our push into the middle of the municipal bond curve. If interest rates do eventually decline, we believe the fund's focus on bonds in the 10- to 25-year belly of the municipal bond curve could be a rewarding note after a somewhat choppy start to the first half of fiscal 1997.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance Summary

Performance should always be considered in light of a fund's investment strategy. Putnam Municipal Income Fund is designed for investors seeking as high a level of current income exempt from federal income tax as is consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96

                      Class A      Class B         Class M
(inception date)     (5/22/89)     (1/4/93)       (12/1/94)
                   NAV      POP   NAV    CDSC    NAV     POP
-----------------------------------------------------------------------
6 months          2.47%  -2.52%   2.08%  -2.89%  2.37% -0.96%
-----------------------------------------------------------------------
1 year            5.72    0.74    5.08    0.10   5.44   2.00
-----------------------------------------------------------------------
5 years          43.45   36.63      --      --     --     --
Annual average    7.48    6.44      --      --     --     --
-----------------------------------------------------------------------
10 years            --      --      --      --     --     --
Annual average      --      --      --      --     --     --
-----------------------------------------------------------------------
Life of class    75.34   67.07   21.62   18.65  19.80  15.84
Annual average    7.93    7.22    5.37    4.68  10.38   8.37
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%. Performance data prior to 5/11/92 do not reflect operation under the fund's current investment objective and policies.

COMPARATIVE INDEX RETURNS FOR
PERIODS ENDED 9/30/96
                           Lehman Bros.          Consumer
                      Municipal Bond Index     Price Index
-----------------------------------------------------------------------
6 months                      3.09%                1.35%
-----------------------------------------------------------------------
1 year                        6.04                 3.00
-----------------------------------------------------------------------
5 years                      43.23                15.02
Annual average                7.45                 2.84
-----------------------------------------------------------------------
Life of class A              75.61                27.46
Annual average                7.98                 3.35
-----------------------------------------------------------------------
Life of class B              27.36                11.20
Annual average                6.66                 2.88
-----------------------------------------------------------------------
Life of class M              22.24                 5.41
Annual average               11.58                 2.92
-----------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

6 months ended 9/30/96
                         Class A     Class B     Class M
-----------------------------------------------------------------------
Distributions (number)         6           6           6
-----------------------------------------------------------------------
Income                    $0.259      $0.232      $0.247
-----------------------------------------------------------------------
Capital gains1                --          --          --
-----------------------------------------------------------------------
Total                     $0.259      $0.232      $0.247
-----------------------------------------------------------------------
Share value:           NAV     POP     NAV     NAV     POP
-----------------------------------------------------------------------
3/31/96              $8.93   $9.38   $8.92   $8.92   $9.22
-----------------------------------------------------------------------
9/30/96               8.88    9.32    8.87    8.88    9.18
-----------------------------------------------------------------------
Current return
(end of period):
-----------------------------------------------------------------------
Current dividend
rate2                 5.80%   5.50%    5.20%   5.60%  5.40%
-----------------------------------------------------------------------
Taxable equivalent3   9.60    9.11     8.61    9.27   8.94
-----------------------------------------------------------------------
Current 30-day SEC
yield4                5.82    5.54     5.25    5.58   5.40
-----------------------------------------------------------------------
Taxable equivalent3   9.64    9.17     8.69    9.24   8.94
-----------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
September 30, 1996 (Unaudited)

Key to Abbreviations
AMBAC            -- AMBAC Indemnity Corporation
CGIC             -- Capital Guaranty Insurance Corporation
COP              -- Certificate of Participation
FGIC             -- Financial Guaranty Insurance Company
FSA              -- Financial Security Assurance
GNMA Coll.       -- Government National Mortgage Association
G.O. Bonds       -- General Obligation Bonds
IFB              -- Inverse Floating Rate Bonds
MBIA             -- Municipal Bond Investors Assurance Corporation
PSFG             -- Permanent School Fund Guarantee
VRDN             -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (99.6%) *
PRINCIPAL AMOUNT                                                                RATINGS **      VALUE

Arizona  (2.1%)
---------------------------------------------------------------------------------------------------------------------
       $955,000  AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
                 (St. Luke's Hlth. Syst.), 7 1/4s, 11/1/14                      AAA                        $1,082,731
      7,000,000  Gila Cnty., Indl. Dev. Auth. Poll. Control Rev.
                 Bonds (Asarco Inc. Project),
                 Ser. 85, 8.9s, 7/1/06                                          Baa                         7,397,460
      7,000,000  Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/8s, 7/1/11             Aaa                         8,172,500
      2,000,000  Mohave Cnty., Indl. Dev. Auth. Hosp. Syst. Rev.
                 Bonds (Env. Inc. & Phoenix Hosp. & Med. Ctr.),
                 7s, 7/1/16                                                     Baa                         2,285,000
      4,950,000  Payson, Indl. Dev. Auth. Hosp. Rev. Bonds
                 (Payson Regl. Med. Ctr. Inc. Project),
                 7.7s, 10/1/23                                                  B/P                         4,436,438
      4,000,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                 (Casa Grande Regl. Med. Ctr.), Ser. A,
                 8 1/8s, 12/1/22                                                BB/P                        4,450,000
                                                                                                       --------------
                                                                                                           27,824,129

Arkansas  (0.2%)
---------------------------------------------------------------------------------------------------------------------
     14,925,000  AR Hsg. Dev. Agcy. Res. Single Fam. Mtge. Rev.
                 Bonds, Ser. 84A, zero %, 7/1/15                                Aa                          2,033,531

California  (13.5%)
---------------------------------------------------------------------------------------------------------------------
      9,420,000  CA Poll. Control Fin. Auth. Rev. Bonds (Atlantic
                 Ritchfield Project), 5s, 4/1/08                                A                           9,172,725
                 CA State G.O. Bonds
     18,465,000  6.6s, 2/1/09                                                   A                          20,496,150
     11,300,000  6 1/2s, 2/1/07                                                 A                          12,486,500
     12,000,000  CA State Pub. Works Board Lease Rev.
                 Bonds (U. of CA Projects), Ser. A,
                 5 1/2s, 6/1/21                                                 A                          11,220,000
                 Corona, COP
      2,500,000  (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20                    B/P                         2,625,000
      5,800,000  (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11                     B/P                         6,039,250
     33,435,000  Los Angeles, Convention & Exhib. Ctr. Rev.
                 Bonds, Ser. A, MBIA, 5 1/8s, 8/15/21                           Aaa                        30,425,850
      2,400,000  Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
                 Bonds (United Airlines, Inc.), 6 7/8s, 11/15/12                Baa                         2,523,000
      3,615,000  Monrovia Redev. Agcy. Tax Alloc. Rev. Bonds
                 (Central Redevelopment Project Area-1),
                 Ser. B, AMBAC, 6.7s, 5/1/21                                    Aaa                         3,881,606
      6,150,000  Northern CA Pwr. Agcy. Multi. Cap. Fac.
                 IFB, MBIA, 10.105s, 8/15/17                                    Aaa                         6,895,688
     13,000,000  Orange Cnty. COP, Ser. A, MBIA, 6s, 7/1/26                     Aaa                        13,097,500
      2,000,000  Orange Cnty., Rev. Bonds, Ser. A, MBIA, 6s, 6/1/10             Aaa                         2,082,500
                 Orange Cnty., Local Trans. Auth. IFB
     11,200,000  6.2s, 2/14/11                                                  AA                         11,522,000
      4,000,000  AMBAC, 6.2s, 2/14/11                                           Aaa                         4,215,000
                 San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
     10,710,000  5s, 1/1/33                                                     BB/P                        8,942,850
     10,000,000  (Toll Road) zero %, 1/1/10                                     BB/P                        7,812,500
      7,250,000  Southern CA Pwr. Auth. Rev. Bonds,
                 Ser. A, MBIA, 5s, 1/1/20                                       Aaa                         6,552,188
      8,000,000  U. of CA Rev. Bonds (Multi-Purpose Projects),
                 Ser. B, MBIA, 5s, 9/1/16                                       Aaa                         7,330,000
                 Valley Hlth. Syst. Hosp. Rev. Bonds
      6,000,000  (Rfdg. & Impt. Project), 6 1/2s, 5/15/25                       BBB                         5,925,000
      1,000,000  (Impt. Project), Ser. A, 6 1/8s, 5/15/05                       BBB                           998,750
      4,300,000  Walnut Creek COP (John Muir Med. Ctr.
                 Project), MBIA, 5s, 2/15/16                                    Aaa                         3,896,875
                                                                                                       --------------
                                                                                                          178,140,932

Colorado  (3.7%)
---------------------------------------------------------------------------------------------------------------------
     10,500,000  Arapahoe Cnty. Cap. Impt. Trust Fund Hwy. Rev.
                 Bonds, Ser. E-470, 7s, 8/31/26                                 Baa                        11,287,500
                 Denver City & Cnty. Arpt Rev. Bonds
      6,000,000  Ser. A 8 3/4s, 11/15/23                                        Baa                         7,050,000
      2,000,000  Ser. A 8s, 11/15/25                                            BBB                         2,237,500
      5,000,000  Ser. D, 7 3/4s, 11/15/13                                       BBB                         5,956,250
      4,000,000  Ser. A, 7 1/2s, 11/15/23                                       BBB                         4,375,000
      1,500,000  7 1/4s, 11/15/25                                               BBB                         1,645,469
     12,000,000  Ser. B, 7 1/4s, 11/15/23                                       BBB                        12,930,000
      3,000,000  Larimer Cnty., Sch. Dist. No. 1 Rev. Bonds
                 (Poudre Impt.), 7s, 12/15/16                                   A                           3,566,250
                                                                                                       --------------
                                                                                                           49,047,969

Connecticut  (0.6%)
---------------------------------------------------------------------------------------------------------------------
      2,000,000  CT G.O. Bonds, Ser. A, 5.3s, 5/15/10                           Aa                          1,967,500
                 CT State Dev. Auth. 1st Mtge. Rev. Bonds
      1,405,000  (Gladeview Hlth. Care Project),
                 9 3/4s, 12/15/16                                               BB/P                        1,540,231
      2,320,000  (East Hill Woods Project), 8 3/4s, 7/1/19                      B/P                         1,624,000
      2,500,000  CT State Dev. Auth. Hlth. Care Rev. Bonds
                 (Alzheimers Resource Ctr.),
                 Ser. A, 10s, 8/15/21                                           Aaa                         3,106,250
                                                                                                       --------------
                                                                                                            8,237,981

District of Columbia  (0.8%)
--------------------------------------------------------------------------------------------------------------------
                 Dist. of Columbia Rfdg. Rev. Bonds (American
                 Geophysical Union)
      4,200,000  5 7/8s, 9/1/23                                                 BBB                         3,696,000
      3,350,000  5 3/4s, 9/1/13                                                 BBB                         2,998,250
      3,500,000  Dist. of Columbia Redev. Land Agcy. Rev. Bonds
                 (Wash. D. C. Sports Arena), 5 5/8s, 11/1/10                    Baa                         3,416,875
                                                                                                       --------------
                                                                                                           10,111,125

Florida  (6.7%)
---------------------------------------------------------------------------------------------------------------------
     10,000,000  Broward Cnty., Resource Recvy. Rev. Bonds
                 (SES Broward Cnty. LP South Project),
                 7.95s, 12/1/08                                                 A                          11,012,500
     10,000,000  Dade Cnty. Special Obligation Rev. Bonds,
                 AMBAC, 5s, 10/1/35                                             Aaa                         8,912,500
      4,025,000  FL State Board of Ed. Cap. Outlay Pub. Ed. Rev.
                 Bonds, Ser. E, 5s, 6/1/11                                      Aa                          3,793,563
     22,900,000  Hernando Cnty. Indl. Dev. Rev. Bonds
                 (FL Crushed Stone Co.), 8 1/2s, 12/1/14                        B/P                        25,361,750
                 Largo, Sun Coast Hlth. Syst. Rev. Bonds
      3,485,000  6.3s, 3/1/20                                                   BBB                         3,284,613
      1,700,000  6.2s, 3/1/13                                                   BBB                         1,617,125
      4,750,000  Orange Cnty. Hlth. Care Fac. Auth. IFB,
                 10.115s, 10/1/14 (acquired 4/19/95,
                 cost $6,261,830) ++                                            Aaa                         6,198,750
                 Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
      5,000,000  (Orlando Hosp. Healthcare),
                 MBIA, 5s, 10/1/15                                              Aaa                         4,600,000
         10,000  (Pooled Hosp. Loan), Ser. B, MBIA
                 7 7/8s, 12/1/25                                                Aaa                            10,440
     10,000,000  (Adventist Hlth. Syst.), AMBAC,
                 5 1/2s, 11/15/15                                               Aaa                         9,837,500
      6,485,000  Palm Beach Cnty. Student Hsg. Rev. Bonds
                 (Palm Beach Cmnty. College),
                 Ser. A, 8 1/2s, 3/1/23                                         B/P                         5,188,000
        990,000  Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
                 (JFK Med. Ctr. Inc. Project), 8 7/8s, 12/1/18                  AAA                         1,102,613
      5,000,000  Reedy Creek Impt. Dist. Rev. Bonds, Ser. C,
                 AMBAC, 5s, 6/1/19                                              Aaa                         4,543,750
                 Sanford Arpt. Auth. Indl. Dev. Rev. Bonds
                 (Terminals Inc. Project), Ser. A
      2,000,000  7 1/2s, 5/1/10                                                 BB/P                        2,002,500
      1,000,000  7.3s, 5/1/04                                                   BB/P                        1,010,000
                                                                                                       --------------
                                                                                                           88,475,604

Georgia  (3.8%)
---------------------------------------------------------------------------------------------------------------------
      5,000,000  Atlanta Metro. Rapid Tran. Auth. Sales Tax Rev.
                 Bonds, Ser. O, 6.55s, 7/1/20                                   AA                          5,268,750
      4,200,000  Atlanta, Special Purpose Fac. Rev. Bonds (Delta
                 Air Lines, Inc. Project), Ser. B, 7.9s, 12/1/18                Ba                          4,467,750
                 De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                 (Briarcliff Park Apts. Project)
      1,500,000  Ser. B, 10s, 4/1/17                                            Ba                          1,556,250
      3,700,000  Ser. A, 7 1/2s, 4/1/17                                         B/P                         3,824,875
     20,510,000  GA State G.O. Bonds, Ser. B, 6 1/4s, 4/1/08                    Aaa                        22,330,263
      2,000,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                 (Kawneer Co. Inc. Project), Ser. 84, 9 1/2s,
                 6/1/15                                                         BBB/P                       2,185,000
     10,000,000  Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                 Rev. Bonds (Visay Paper Inc. Project),
                 7.4s, 1/1/16                                                   BB/P                       10,250,000
                                                                                                       --------------
                                                                                                           49,882,888

Illinois  (4.8%)
---------------------------------------------------------------------------------------------------------------------
                 Chicago, O'Hare Intl. Arpt. Rev. Bonds,
                 Ser. A, AMBAC
      5,290,000  5.6s, 1/1/11                                                   Aaa                         5,197,425
      8,580,000  5.6s, 1/1/10                                                   Aaa                         8,472,750
                 Chicago, O'Hare Intl. Arpt. Special Fac. Rev.
                 Bonds (United Air Lines, Inc.)
      3,774,000  Ser. B, 8.95s, 5/1/18                                          BBB                         4,255,185
      1,830,000  Ser. 84A, 8.85s, 5/1/18                                        BBB                         2,058,750
      7,245,000  Ser. 84B, 8.85s, 5/1/18                                        BBB                         8,150,625
     10,150,000  Cook Cnty. Cmnty. College Dist. #508
                 Rev. Bonds, Ser. C, MBIA, 7.7s, 12/1/07                        Aaa                        12,091,188
      3,000,000  Glenview VRDN, 5.4s, 12/1/97                                   VMIG1                       3,039,870
      2,500,000  IL Dev. Fin Auth. Retirement Hsg. Rev. Bonds
                 (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                 4/15/19 (In default)+                                          CCC/P                       1,871,875
                 IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
      1,975,000  (Cmnty. Rehab. Providers Fac.), 8 3/4s, 7/1/11                 BB/P                        2,098,438
      1,400,000  (Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12                 BB/P                        1,449,000
      4,955,000  (Cmnty. Rehab Facs.), Ser. A, 7 7/8s, 7/1/20                   BB/P                        4,787,769
      1,925,000  (Mercy Hsg. Corp. Project), 7s, 8/1/24                         Baa                         2,002,000
                 IL Edl. Fac. Auth. Rev. Bonds
      2,005,000  (Steppenwolf Theatre Project), 9.65s, 7/1/19                   BB/P                        2,102,712
      6,000,000  (Northwestern U.), 5 1/2s, 12/1/13                             AA                          5,857,500
                                                                                                       --------------
                                                                                                           63,435,087

Indiana  (1.7%)
---------------------------------------------------------------------------------------------------------------------
      1,910,661  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                   BB                          2,065,903
     19,000,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev.
                 Bonds (Federal Express Corp. Project),
                 7.1s, 1/15/17                                                  BBB                        20,163,750
                                                                                                       --------------
                                                                                                           22,229,653

Iowa  (0.4%)
---------------------------------------------------------------------------------------------------------------------
      4,000,000  IA Fin. Auth. Hlth. Care Facs. Rev. Bonds
                 (Care Initiatives Project), 9 1/4s, 7/1/25                     BB/P                        4,715,000

Kansas  (0.8%)
---------------------------------------------------------------------------------------------------------------------
      9,650,000  Kansas City Util. Sys. Rev. Bonds, FGIC,
                 6 3/8s, 9/1/23                                                 Aaa                        10,277,250

Louisiana  (4.1%)
---------------------------------------------------------------------------------------------------------------------
      4,000,000  Beauregard, Parish Rev. Bonds (Boise Cascade
                 Corp. Project), 7 3/4s, 6/1/21                                 Baa                         4,305,000
      4,500,000  Hodge, Combined Util. Rev. Bonds (Stone
                 Container Corp.), 9s, 3/1/10                                   BB                          4,865,625
      1,405,991  LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds (Emily
                 Morten Foundation), 10 1/4s, 5/1/19                            B                           1,495,623
      5,000,000  Lake Charles Harbor & Term. Dist. Port Facs.
                 Rev. Bonds (Trunkline LNG Co. Project)
                 7 3/4s, 8/15/22                                                Baa                         5,600,000
                 Port of New Orleans, Indl. Dev. Rev. Bonds
                 (Continental Grain Co. Project)
      1,000,000  14 1/2s, 1/1/02                                                BB                          1,017,300
      2,000,000  7 1/2s, 7/1/13                                                 BB                          2,075,000
                 St. Charles Parish, Poll. Control Rev. Bonds
      8,005,000  (LA Pwr. & Lt.), 8 1/4s, 6/1/14                                Baa                         8,725,450
      6,995,000  (Union Carbide Project), 7.35s, 11/1/22                        Baa                         7,519,625
                 W. Feliciana Parish Poll. Control Rev. Bonds
                 (Gulf States Util. Co. Project)
      3,000,000  9s, 5/1/15                                                     BB/P                        3,337,500
      4,000,000  7.7s, 12/1/14                                                  BB                          4,320,000
      8,000,000  Ser. C, 7s, 11/1/15                                            B                           8,260,000
      3,000,000  W. Feliciana Parish Poll. Control VRDN
                 (Gulf States Utilities Co.), 3.95s, 12/1/15                    Aa                          3,000,000
                                                                                                       --------------
                                                                                                           54,521,123

Maryland  (0.1%)
---------------------------------------------------------------------------------------------------------------------
      1,940,000  Denton 1st Mtge. Rev. Bonds (Wesleyan Hlth.
                 Care Ctr. Project), 10 1/4s, 4/1/20                            B/P                         1,746,000

Massachusetts  (5.3%)
---------------------------------------------------------------------------------------------------------------------
      2,450,000  Boston Nursing Home Rev. Bonds (St. Joseph
                 Nursing Care Ctr. Inc.), 10s, 1/1/20                           BB                          2,685,813
      5,000,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst. IFB,
                 Class A, AMBAC, 6.97s, 7/1/18                                  Aaa                         4,431,250
                 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
      2,970,000  (Norwood Hosp.), Ser. E, 8s, 7/1/05                            Ba                          3,014,550
      2,860,000  (MA Eye & Ear Infirmary), Ser. A, 7.3s, 7/1/04                 Baa                         2,895,750
      3,930,000  (Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                     AAA/P                       4,490,025
     17,600,000  MA State Hlth. & Edl. Fac. Auth. VRDN
                 (Capital Assets Program), Ser. D, 2 1/4s, 1/1/35               VMIG1                      17,600,000
                 MA State Indl. Fin. Agcy. Rev. Bonds
      3,900,000  (Atlanticare Med. Ctr.), Ser. A, 10 1/8s, 11/1/14              B/P                         3,748,875
      1,000,000  (Atlanticare Med. Ctr.), Ser. B, 10 1/8s, 11/1/14              B/P                           961,250
      1,540,000  (1st Mtge. Pioneer Valley Living Ctr.), 7s,
                 10/1/20                                                        B/P                         1,516,900
      1,019,314  (1st Mtge. Pioneer Valley Living Ctr.), Zero %,
                 10/1/20 (In default) +                                         B/P                             1,274
                 MA State Indl. Fin. Agcy. Resource Recvy. Rev.
                 Bonds (Southeastern MA Project)
      3,000,000  Ser. B, 9 1/4s, 7/1/15                                         BB/P                        3,393,750
     13,000,000  Ser. A, 9s, 7/1/15                                             B/P                        14,657,500
      4,250,000  MA State Indl. Fin. Agcy. Solid Waste Disp. Rev.
                 Bonds (Molten Metal Technology Project),
                 8 1/4s, 8/1/14                                                 B/P                         4,494,375
      2,360,000  MA State Indl. Fin. Agcy. Tunnel Rev. Bonds
                 (Mass Tpk.,), 9s, 10/1/20                                      Aaa                         2,770,050
      3,000,000  MA State Wtr. Resources Auth. Rev. Bonds,
                 Ser. A, 6 1/2s, 7/15/21                                        Aaa                         3,315,000
                                                                                                       --------------
                                                                                                           69,976,362

Michigan  (5.8%)
---------------------------------------------------------------------------------------------------------------------
        340,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev.
                 Bonds (Glacier Hills Inc. Project),
                 8 3/8s, 1/15/19                                                Bb                            346,375
                 Detroit G.O. Bonds
      2,500,000  Ser. A, 6.7s, 4/1/10                                           BBB                         2,662,500
      3,000,000  Ser. B, 6 1/4s, 4/1/10                                         BBB                         3,063,750
      4,000,000  Ser. B, 6 1/4s, 4/1/08                                         BBB                         4,085,000
      4,055,000  Detroit Wtr. Supply Syst. Rev. Bonds,
                 Ser. B, MBIA, 5.4s, 7/1/11                                     Aaa                         3,999,244
      1,550,000  Detroit, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                 (MI Hlth. Care Corp. Project), 9.1s, 12/1/09                   A                             356,500
      4,375,000  Detroit, Hosp. Fac. Fin. Auth. Rev. Bonds
                 (MI Hlth. Care Corp.), 10s, 12/1/20
                 (In Default) +                                                 B                           1,006,250
      5,705,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
                 Bonds, Ser. A, 8.72s, 5/1/21                                   BBB/P                       7,017,150
     10,000,000  MI Stragetic Fund Solid Waste Disp. Rev. Bonds
                 (Genesee Pwr. Station Project), 7 1/2s, 1/1/21                 BB/P                        9,887,500
     10,500,000  MI Strategic Fund Ltd. Oblig. Rev. Bonds
                 (Blue Wtr. Fiber Project), 8s, 1/1/12                          B/P                         7,875,000
                 MI State Hosp. Fin. Auth. Rev. Bonds
      1,330,000  (Garden City Hosp.), 8 1/2s, 9/1/17                            BB                          1,399,825
        670,000  (Garden City Project), 8 1/2s, 9/1/17                          Aaa                           791,438
      7,795,000  (Detroit-Macomb Hosp. Corp.),
                 Ser. A, 7.4s, 6/1/13                                           BB                          7,814,488
      4,500,000  MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                 Ser. A, FSA, 7.55s, 4/1/23                                     Aaa                         4,837,500
      7,700,000  MI State Strategic Fund Rev. Bonds (Mercy
                 Svcs. for Aging Project), 9.4s, 5/15/20                        BBB/P                       8,691,375
     11,000,000  Midland Cnty., Econ. Dev. Corp. Poll. Control
                 Rev. Bonds, Ser. B, 9 1/2s, 7/23/09                            B/P                        12,003,750
                                                                                                       --------------
                                                                                                           75,837,645

Minnesota  (0.8%)
---------------------------------------------------------------------------------------------------------------------
      5,000,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade
                 Corp. Project), 7.2s, 10/1/24                                  Baa                         5,406,250
      5,000,000  St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
                 (Healtheast Project), Ser. A, 6 5/8s, 11/1/17                  Baa                         5,056,250
                                                                                                       --------------
                                                                                                           10,462,500

Mississippi  (1.1%)
---------------------------------------------------------------------------------------------------------------------
                 Claiborne Cnty. Poll. Control Rev. Bonds
                 (Middle South Energy, Inc.)
     10,455,000  Ser. C, 9 7/8s, 12/1/14                                        Ba                         11,657,325
      2,400,000  Ser. A, 9 1/2s, 12/1/13                                        BB/P                        2,658,000
                                                                                                       --------------
                                                                                                           14,315,325

Missouri  (1.2%)
---------------------------------------------------------------------------------------------------------------------
      8,705,000  MO State Environmental Impt. & Energy Res.
                 Auth. Poll. Control Rev. Bonds, 5 1/4s, 12/1/08                AA                          8,661,475
      6,775,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                 (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                     Aa                          7,359,344
                                                                                                       --------------
                                                                                                           16,020,819

Montana  (0.3%)
---------------------------------------------------------------------------------------------------------------------
      4,450,000  Kansas City Sch. Dist. Bldg. Corp. Rev. Bonds
                 (Leasehold Rev. Cap. Ipmt. Project), FGIC,
                 5s, 2/1/14                                                     Aaa                         4,144,063

Nebraska  (0.5%)
---------------------------------------------------------------------------------------------------------------------
                 NE Investment Fin. Auth. Single Fam. Mtge. IFB
      1,200,000  Ser. B, GNMA Coll., 9.452s, 3/15/22                            Aaa                         1,318,500
      4,600,000  Ser. 2, GNMA Coll., 8.64s, 9/10/30                             Aaa                         5,111,750
                                                                                                       --------------
                                                                                                            6,430,250

Nevada  (0.8%)
---------------------------------------------------------------------------------------------------------------------
                 Clark Cnty. Indl. Dev. Rev. Bonds
                 (Southwest Gas Corp.), Ser. A
      8,500,000  7.3s, 9/1/27                                                   Baa                         8,925,000
      1,000,000  6 1/2s, 12/1/33                                                Baa                           987,500
                                                                                                       --------------
                                                                                                            9,912,500

New Hampshire  (1.0%)
---------------------------------------------------------------------------------------------------------------------
                 NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
      2,900,000  (Havenwood-Heritage Heights),
                 9 3/4s, 12/1/19                                                AAA                         3,411,125
      4,000,000  (1st Mtge. Rivermead Peterborough),
                 8 1/2s, 7/1/24                                                 B/P                         4,245,000
      1,955,000  (Riverwoods 1st. Mtge. at Exeter), 8s, 3/1/01                  B/P                         2,010,581
      2,960,000  (Havenwood-Heritage Heights), 7.1s, 1/1/06                     BB/P                        2,904,500
                                                                                                       --------------
                                                                                                           12,571,206

New Jersey  (3.8%)
---------------------------------------------------------------------------------------------------------------------
      4,125,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                 (Vineland Cogeneration L.P. Project),
                 7 7/8s, 6/1/19                                                 BB                          4,455,000
      5,000,000  NJ Econ. Dev. Auth. Indl. Dev. Rev. Bonds
                 (Newrak Arpt. Marriot Hotel), 7s, 10/1/14                      B/P                         5,006,250
                 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
      3,000,000  (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                  Baa                         3,247,500
      6,550,000  (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                        BBB                         6,951,188
      6,000,000  (Gen. Hosp. Ctr.-Passaic Inc.), FSA,
                 6 3/4s, 7/1/19                                                 Aaa                         6,562,500
      4,000,000  NJ State Hsg. & Mtge. Fin. Agcy. IFB,
                 Ser. I, 9.242s, 11/1/07(acquired 2/11/93,
                 cost $4,416,240) ++                                            A                           4,120,000
      9,000,000  NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                 6 1/2s, 1/1/16                                                 Aaa                        10,057,500
     10,650,000  NJ State Trans. Trust Fund Auth. Rev. Bonds
                 (Trans. Syst.), Ser. A, MBIA, 5 1/2s, 6/15/11                  Aaa                        10,530,188
                                                                                                       --------------
                                                                                                           50,930,126

New York  (7.0%)
---------------------------------------------------------------------------------------------------------------------
      2,500,000  Metro. Trans. Auth. Svcs. Contract Fac. Rev. Bonds
                 (Commuter Fac.), Ser. O, 5 1/2s, 7/1/17                        Baa                         2,378,125
                 NY City G.O. Bonds
      2,760,000  Ser. F, 8 1/4s, 11/15/16                                       Aaa                         3,239,550
      5,000,000  Ser. D, 6 1/2s, 2/15/05                                        Baa                         5,225,000
      5,000,000  NY City Indl. Dev. Agcy. (Paper Inc. Project),
                 7.95s, 1/1/28                                                  BB/P                        5,293,750
      5,000,000  NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr. Syst.
                 IFB, MBIA, 8.076s, 6/15/19                                     Aaa                         4,756,250
      3,750,000  NY State Dorm. Auth. Rev. Bonds
                 (Court Facs. Lease), Ser. A, 5 3/8s, 5/15/16                   Baa                         3,426,563
      1,800,000  NY State Local Govt. Assistance Corp. Rev.
                 Bonds, Ser. D, 7s, 4/1/18                                      Aaa                         2,027,250
     11,125,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                 Ser. A, AMBAC, 6 1/2s, 8/15/29                                 Aaa                        11,931,563
     10,000,000  NY State Thru-way Svc. Auth. Rev. Bonds,
                 5 3/4s, 4/1/16                                                 Baa                         9,750,000
     10,075,000  NY State Thru-Way Auth. Svc. Contract Rev.
                 Bonds (Local Hwy. & Bridge Project),
                 5 1/4s, 4/1/13                                                 Baa                         9,281,594
     16,500,000  NY State Triboro VRDN, 3.9s, 5 1/4s, 1/1/24                    VMIG1                      16,500,000
                 NY State Urban Dev. Corp. Rev. Bonds
      3,000,000  (Correctional Fac.), 6 1/2s, 1/1/10                            Aaa                         3,311,250
      5,000,000  (Sports Fac.), Ser. A, MBIA, 5 1/2s, 4/1/16                    Aaa                         4,887,500
      4,335,000  (Correctional Cap. Fac.), Ser. 6, 5 1/4s, 1/1/12               Baa                         4,031,550
      5,990,000  Port Auth. NY & NJ Rev. Bonds, Ser. 103,
                 MBIA, 5 1/8s, 12/15/11                                         Aaa                         5,675,525
                                                                                                       --------------
                                                                                                           91,715,470

North Carolina  (2.6%)
---------------------------------------------------------------------------------------------------------------------
                 NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev. Bonds
     21,225,000  Ser. B, 6s, 1/1/22                                             A                          20,959,688
      5,250,000  AMBAC, 6s, 1/1/18                                              Aaa                         5,433,750
      3,000,000  NC Eastern Muni. Pwr. Agcy. Pwr. Syst. IFB,
                 FGIC, 9.278s, 1/1/25 (acquired
                 3/3/93 cost $3,116,820) ++                                     Aaa                         3,161,250
      6,000,000  NC Muni. Pwr. Agyc. No 1 Catawba Elec.
                 IFB, MBIA, 5.6s, 1/1/20                                        Aaa                         5,512,500
                                                                                                       --------------
                                                                                                           35,067,188

Ohio  (0.5%)
---------------------------------------------------------------------------------------------------------------------
      4,500,000  Dayton Special Fac. Rev. Bonds (Emery Air
                 Freight Corp.), Ser. A, 12 1/2s, 10/1/09                       BB/P                        5,135,625
      1,220,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
                 Bonds, Ser. B, GNMA Coll., 8 1/4s, 12/15/19                    Aaa                         1,274,900
                                                                                                       --------------
                                                                                                            6,410,525

Oklahoma  (0.2%)
---------------------------------------------------------------------------------------------------------------------
      2,000,000  Tulsa Muni. Arpt. Rev. Bonds (American
                 Airlines, Inc.), 7 3/8s, 12/1/20                               Baa                         2,117,500

Pennsylvania  (7.0%)
---------------------------------------------------------------------------------------------------------------------
      4,140,000  Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                 (Northwest Med. Ctr. Project),
                 8 5/8s, 10/15/13                                               BBB                         4,662,675
      1,180,000  Doylestown, Hosp. Auth. Rev. Bonds
                 (Doylestown Hosp. Pine Run), Ser. A, 7.2s,
                 7/1/23                                                         BBB/P                       1,190,325
      3,000,000  Erie, Higher Ed. Bldg. Auth. College Rev. Bonds
                 (Mercyhurst College Project),
                 Ser. A, 5 3/4s, 3/15/13                                        BBB                         2,771,250
      3,205,000  Greene Cnty., Hosp. Auth. Rev. Bonds
                 (Greene Cnty. Memorial Hosp.),
                 6 1/2s, 1/1/02                                                 BBB/P                       3,196,988
      1,500,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Ctrl. IFB
                 (Pennsylvania Pwr. & Light Co. Project),
                 8.362s, 9/1/29 (acquired 6/20/95,
                 cost $1,655,190) ++                                            Aaa                         1,621,875
      9,000,000  McKeesport, Hosp. Auth. Rev. Bonds
                 (McKeesport Hosp. Project), 6 1/4s, 7/1/03                     Baa                         9,090,000
                 Montgomery Cnty., Higher Ed. & Hlth. Auth.
                 Hosp. Rev. Bonds (UTD Hosp. Project), Ser. B
      2,230,000  7 1/2s, 11/1/12                                                Baa                         2,419,550
      3,500,000  8 3/8s, 11/1/11                                                AAA                         3,941,875
      4,000,000  PA State COP, Ser. A, AMBAC, 5s, 7/1/15                        Aaa                         3,640,000
     15,000,000  PA State Econ. Dev. Fin. Auth. Recycling
                 Rev. Bonds (Ponderosa Fibres Project),
                 Ser. A, 9 1/4s, 1/1/22                                         B/P                        14,062,500
      4,000,000  PA State Econ. Dev. Fin. Auth. Resource
                 Recvy. Rev. Bonds (Colver Project),
                 Ser. E, 8.05s, 12/1/15                                         BBB                         4,195,000
                 PA State G. O. Bonds FGIC
     14,000,000  5 3/8s, 5/15/14                                                Aaa                        13,632,500
     10,000,000  5 3/8s, 5/15/13                                                Aaa                         9,737,500
      2,000,000  PA State Econ. Dev. Fin. Auth. Resource Recvy.
                 Rev. Bonds (Colver Project), Ser. D, 7.15s, 12/1/18            BBB                         2,095,000
      2,000,000  PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                 MBIA, 8.253s, 3/1/20                                           Aaa                         2,165,000
      3,000,000  Philadelphia Gas Works Rev. Bonds, Ser. 13,
                 7.7s, 6/15/21                                                  Aaa                         3,431,250
      6,000,000  Philadelphia Gas Works IFB, 7.615s, 8/1/21
                 (acquired 1/24/94, cost $5,621,520) ++                         Aaa                         5,032,500
      3,250,000  Philadelphia, Wtr. & Wastewater Rev. Bonds,
                 FGIC, 7.22s, 6/15/12                                           Aaa                         3,111,875
      1,800,000  Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                 Rev. Bonds (AHF/Central States Inc. Project),
                 10 1/4s, 11/1/19                                               B/P                         1,768,500
                                                                                                       --------------
                                                                                                           91,766,163

Puerto Rico  (2.8%)
---------------------------------------------------------------------------------------------------------------------
      2,000,000  Cmnwlth. of Puerto Rico Govt. Dev. Bank VRDN,
                 6 5/8s, 12/1/15                                                Aaa                         2,000,000
      8,500,000  Cmnwlth. of Puerto Rico IFB, 7.384s, 7/1/24
                 (acquired 6/12/95, cost $8,912,590) ++                         Aaa                         8,616,875
                 Puerto Rico Elec. Pwr. Auth. Rev. Bonds
      5,935,000  Ser. S, MBIA, 7s, 7/1/06 #                                     Aaa                         6,802,994
      5,400,000  6 3/8s, 7/1/24                                                 A                           5,616,000
      5,300,000  5 1/2s, 7/1/20                                                 BBB                         5,041,625
     10,000,000  Ser. Z, 5 1/4s, 7/1/21                                         BBB                         9,162,500
                                                                                                       --------------
                                                                                                           37,239,994

Rhode Island  (0.8%)
---------------------------------------------------------------------------------------------------------------------
     10,000,000  RI State Pub. Bldgs. Auth. Rev. Bonds (State Pub.
                 Projects), Ser. A, 4.85s, 2/1/02                               Aaa                         9,987,500

South Carolina  (2.0%)
---------------------------------------------------------------------------------------------------------------------
      8,500,000  Charleston Cnty. Indl. Dev. Rev. Bonds
                 (Hoover Group Inc. Project), 8 1/2s, 11/1/02                   Ba                          8,574,375
      5,500,000  Florence Cnty. Indl. Dev. Rev. Bonds (Stone
                 Container Corp.), 7 3/8s, 2/1/07                               BB                          5,706,250
                 Piedmont Muni. Pwr. Agcy. Rev. Bonds
      8,000,000  (Elec. Project Rev.) FGIC, 5s, 1/1/22                          Aaa                         7,110,000
      4,405,000  (SC Elec.Project), Ser. A, FGIC, 6 1/2s, 1/1/16                Aaa                         4,867,525
                                                                                                       --------------
                                                                                                           26,258,150

Tennessee  (1.2%)
---------------------------------------------------------------------------------------------------------------------
      8,500,000  IVRC-Bristol TN Mem. Hosp. Rev. Bonds,
                 FGIC, 14.1s, 2/28/14                                           Aaa                         8,149,375
      7,000,000  Knox Cnty., Hlth. Edl. & Hsg. Fac. Board Rev.
                 Bonds (Ft. Sanders Alliance), Ser. C, MBIA,
                 6 1/4s, 1/1/13                                                 Aaa                         7,472,500
                                                                                                       --------------
                                                                                                           15,621,875

Texas  (6.7%)
---------------------------------------------------------------------------------------------------------------------
      7,500,000  Dallas-Fort Worth Intl. Arpt. Fac. Impt. Rev.
                 Bonds (American Airlines, Inc.),
                 7 1/4s, 11/1/30                                                Baa                         7,931,250
      5,000,000  Houston G.O. Bonds, Ser. C, 5 1/4s, 4/1/14                     Aa                          4,806,250
     17,800,000  Houston Wtr. & Swr. Syst. Rev. Bonds,
                 Ser. C, AMBAC, 6 3/8s, 12/1/17                                 Aaa                        18,823,500
                 Houston, Hsg. Fin. Corp. Single Fam. Mtge.
                 Rev. Bonds
      1,122,000  Ser. A, (Verex Mtg. Ins.) 10 7/8s, 2/15/16                     Baa                         1,126,331
      1,530,000  10s, 9/15/14                                                   B                           1,528,088
      3,035,000  Lamar Cons. Indpt. Sch. Dist. Rev. Bonds,
                 PSFG, 4 1/2s, 2/15/10                                          Aaa                         2,735,294
     10,850,000  Lower Neches Valley, Indl. Dev. Swr. Auth. Rev.
                 Bonds (Mobil Oil Refining Corp. Project),
                 6.4s, 3/1/30                                                   Aa                         11,107,688
        852,999  Maverick Cnty. COP (Jail Facility), 9.1s, 6/15/10              C/P                           511,800
                 North Central TX Hlth. Fac. Dev. Corp. IFB
      4,000,000  (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                 10.595s, 6/15/21                                               Aaa                         4,455,000
      3,000,000  (Baylor Hlth. Care Syst.), Ser. B, 8.12s, 5/15/08              Aa                          3,198,750
                 North Central TX Hlth. Fac. Dev. Corp. Rev. Bonds
      3,245,000  (U. Med. Ctr. Project), 8.2s, 4/1/19                           BBB                         3,358,770
      7,500,000  (U. Med. Ctr. Project), 7 3/4s, 4/1/17                         BB                          7,640,625
      9,000,000  (Baylor Hlth. Care Syst.), 5 1/4s, 5/15/16                     Aa                          8,448,750
                 Sam Rayburn, Muni. Pwr. Agcy. Rev. Bonds
                 (Pwr. Supply Syst.)
      4,500,000  Ser. A, 6 1/4s, 10/1/17                                        BB                          3,864,375
      2,075,000  Ser. B, 6 1/8s, 10/1/13                                        BB                          1,792,281
                 Southeast TX Multi-Fam. Hsg. Fin. Corp. Rev. Bonds
      1,600,000  (Promenade Place Apts.),
                 Ser. B, 10.175s, 8/1/16                                        BB                          1,760,000
      4,000,000  Southeast TX Multi-Fam. Hsg. Corp. VRDN
                 (Pavilion Place Apts.), Ser. A, 7.6s, 7/1/16                   BBB                         4,000,000
      2,000,000  Southeast TX Hsg. Fin. Corp. IFB Bonds
                 (Bayou Park Village Apts.),
                 Ser. B, 10.175s, 8/1/16                                        B/P                         1,725,000
                                                                                                       --------------
                                                                                                           88,813,752

Utah  (0.4%)
---------------------------------------------------------------------------------------------------------------------
      4,750,000  Intermountain Power Agcy. Power Supply Rev.
                 Bonds, Ser. D, AMBAC, 7 3/4s, 7/1/20                           Aa                          5,076,563

Virginia  (0.4%)
---------------------------------------------------------------------------------------------------------------------
      2,875,000  Chesapeake Pub. Impt. G.O. Bonds, 5s, 5/1/14                   Aa                          2,670,156
      2,000,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac.
                 IFB, FGIC, 8.354s, 8/15/23                                     Aaa                         2,247,500
                                                                                                       --------------
                                                                                                            4,917,656

Washington  (2.3%)
---------------------------------------------------------------------------------------------------------------------
      2,000,000  Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                 (Samaritan Hosp.), 9 1/4s, 9/1/10                              BBB/P                       2,232,500
     17,000,000  Port Walla Walla Pub. Corp. Solid Waste
                 Recycling Rev. Bonds (Ponderosa Fibres
                 Project), 9 1/8s, 1/1/26                                       B/P                        15,703,750
      1,200,000  WA State Hlth. Care Fac. VRDN (Sisters
                 Providence), Ser. C, 3 1/2s, 10/1/05                           VMIG1                       1,200,000
                 WA State Hlth. Care Fac. VRDN (Sisters
                 Providence)
      3,500,000  Ser. E, 2s, 10/1/05                                            VMIG1                       3,500,000
      1,560,000  Ser. B, 3.8s, 10/1/05                                          VMIG1                       1,560,000
      5,000,000  WA State Pub. Pwr. Supply Syst. Rev. Bonds
                 (Nuclear Project No. 3), Ser. B, MBIA,
                 7 1/8s, 7/1/16                                                 Aaa                         5,768,750
                                                                                                       --------------
                                                                                                           29,965,000

West Virginia  (0.9%)
---------------------------------------------------------------------------------------------------------------------
                 Marion Cnty. Solid Waste Disp. Fac.
                 Rev. Bonds (American Pwr. Paper
                 Recycling Project)
      3,000,000  9s, 12/1/11                                                    B/P                         1,800,000
      9,000,000  8 1/4s, 12/1/11                                                B/P                         5,400,000
      5,000,000  WV State Pkwy. Economic Dev. & Tourism
                 Auth. IFB, FGIC, 8.893s, 5/16/19                               Aaa                         4,881,250
                                                                                                       --------------
                                                                                                           12,081,250

Wisconsin  (0.3%)
---------------------------------------------------------------------------------------------------------------------
      3,245,000  WI Hsg. & Econ. Dev. Auth. IFB (Home
                 Ownership Dev.), 9.475s, 10/25/22                              Aa                          3,447,813

Wyoming  (0.6%)
---------------------------------------------------------------------------------------------------------------------
      8,400,000  Unita Cnty. Control VRDN,
                 3.6s, 12/1/22                                                  Aa                          8,400,000
---------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,293,588,126) ***                                           $1,310,165,467
---------------------------------------------------------------------------------------------------------------------
*  Percentages indicated are based on net assets of $1,314,895,478.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
   September 30, 1996, for the securities listed.  Ratings are generally ascribed to securities at the time of issuance.
   While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1996. Securities rated by Putnam are indicated by "/P" and are not publicly rated.


The table below shows the percentage of the fund's investment on September 30, 1996 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.
                                           Unrated securities
                 Rated securities          of comparable quality,
                 as a percentage of        as a percentage of
Rating           fund's net assets         fund's net assets
AAA/Aaa                33.2%                       0.3%
AA/Aa                   7.3                         --
A/A                     7.5                         --
BBB/Baa                21.0                        1.9
BB/Ba                   6.3                        6.4
B/B                     0.9                       11.2
Caa/CCC                  --                        0.2
Ca/CC                    --                         --
C                        --                        0.1
D                        --                         --
VMIG1/MIG1              3.3                         --

++  Restricted, excluding 144A securities as to public resale.  The total market value of restricted securities held at September 30, 1996, was $36,900,625 or 2.8% of net assets.

+   Non-income-producing security.

*** The aggregate identified cost on a tax basis is $1,293,898,117, resulting in gross unrealized appreciation and depreciation of $46,306,958 and $30,039,608, respectively, or net unrealized appreciation of $16,267,350.

#   A portion of the security was pledged to cover margin requirements for futures contracts at September 30, 1996.
    The market value of segregated securities with the custodian for transactions on futures contract is $2,326,889 or
    0.2% of net assets.

The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 1996, which was subject to change based on the terms of the security.

The fund had the following industry group concentrations greater than 10% at September 30, 1996 (as a percentage of net assets):

Utilities                         22.7%
Hospital/Health Care              18.3
Transportation                    16.6

The fund had the following insurance concentration greater than 10% at September 30, 1996 (as a percentage of net assets):

MBIA                              12.1%
----------------------------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1996

                                                  Aggregate Face       Expiration      Unrealized
                                 Total Value           Value              Date        Depreciation
----------------------------------------------------------------------------------------------------------------------
Municipal Index
Futures (Buy)                    $36,687,875         $36,734,199         9-Dec-96       ($46,324)
U.S. Treasury Bond
Futures (Buy)                     70,207,563          70,257,498         9-Dec-96        (49,935)
----------------------------------------------------------------------------------------------------------------------
                                                                                        ($96,259)
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1996 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,293,588,126) (Note 1)                          $1,310,165,467
---------------------------------------------------------------------------------------------------------------------
Interest and other receivables                                                                             24,624,737
---------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                      1,829,014
---------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                              8,455,848
---------------------------------------------------------------------------------------------------------------------
Total assets                                                                                            1,345,075,066

Liabilities
---------------------------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                                              338,721
---------------------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                                       3,630,273
---------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                           19,407,174
---------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                                  3,617,341
---------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                                1,895,000
---------------------------------------------------------------------------------------------------------------------
Payable for variation margin on futures contracts                                                             241,670
---------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                    103,389
---------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                                   2,558
---------------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                                    5,646
---------------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                        860,610
---------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                         77,206
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                          30,179,588
---------------------------------------------------------------------------------------------------------------------
Net assets                                                                                             $1,314,895,478

Represented by
---------------------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and  4)                                                                       $1,329,811,322
---------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                                1,045,667
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                                     (32,442,593)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                 16,481,082
---------------------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                              $1,314,895,478

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share ($824,614,690 divided by 92,849,152 shares)              $8.88
---------------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.88)*                                                          $9.32
---------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share ($480,594,036 divided by 54,171,806 shares)**              $8.87
---------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share ($9,686,752 divided by 1,091,299 shares)                 $8.88
---------------------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.88)*                                                          $9.18
---------------------------------------------------------------------------------------------------------------------

*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended September 30, 1996 (Unaudited)

Tax exempt interest income                                                                $44,332,874
-----------------------------------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                            3,757,533
-----------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                516,933
-----------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                              19,073
-----------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                               11,145
-----------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                       1,025,062
-----------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                       2,002,957
-----------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                          22,298
-----------------------------------------------------------------------------------------------------
Reports to shareholders                                                                        28,472
-----------------------------------------------------------------------------------------------------
Registration fees                                                                               7,258
-----------------------------------------------------------------------------------------------------
Auditing                                                                                       23,469
-----------------------------------------------------------------------------------------------------
Legal                                                                                          28,108
-----------------------------------------------------------------------------------------------------
Postage                                                                                        60,212
-----------------------------------------------------------------------------------------------------
Other                                                                                          35,395
-----------------------------------------------------------------------------------------------------
Total expenses                                                                              7,537,915
-----------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                   (181,897)
-----------------------------------------------------------------------------------------------------
Net expeneses                                                                               7,356,018
-----------------------------------------------------------------------------------------------------
Net investment income                                                                      36,976,856
-----------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                           (7,420,257)
-----------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                      2,109,017
-----------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period                   (1,885,333)
-----------------------------------------------------------------------------------------------------
Net loss on investments                                                                    (7,196,573)
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $29,780,283
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                       Six months ended             Year ended
                                                                           September 30               March 31
                                                                                   1996*                  1995
--------------------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                                                        $36,976,856           $73,148,238
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                       (5,311,240)           11,533,386
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                     (1,885,333)           14,888,511
--------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          29,780,283            99,570,135
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------------
From net investment income
--------------------------------------------------------------------------------------------------------------
Class A                                                                      (24,018,474)          (48,694,201)
--------------------------------------------------------------------------------------------------------------
Class B                                                                      (12,385,279)          (23,969,020)
--------------------------------------------------------------------------------------------------------------
Class M                                                                         (248,785)             (276,752)
--------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                             17,500,693            20,779,045
--------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                  10,628,438            47,409,207
--------------------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                        1,304,267,040         1,256,857,833
--------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of
$1,045,667 and $721,349 respectively)                                     $1,314,895,478        $1,304,267,040
--------------------------------------------------------------------------------------------------------------
* Unaudited.

The accompanying notes are an integral part of these financial statemrents.





Financial highlights
(For a share outstanding throughout the period)
                                                                                              For the Period
                                                                       Six months           December 1, 1994
                                                                            ended              (commencement
                                                                     September 30              of operations)
                                                                       (Unaudited)               to March 31
                                                          --------------------------------------------------
                                                                             1996+         1996         1995
                                                          --------------------------------------------------
                                                                                       Class M
                                                          --------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.92        $8.75        $8.21
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                                                         .25          .50          .16
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.04)         .17          .54
------------------------------------------------------------------------------------------------------------
Total from investment activities                                              .21          .67          .70
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.25)        (.50)        (.16)
------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --           --           --
------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --           --           --
------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --           --           --
------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.25)        (.50)        (.16)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.88        $8.92        $8.75
------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                           2.37*        7.77         8.58*
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $9,687       $8,394       $1,224
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (b)                               .59*        1.18          .41*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     2.82*        5.45         1.78*
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      30.18*       75.89        62.84
------------------------------------------------------------------------------------------------------------
See page 31 for Notes to Financial Highlights.

Financial highlights (Continued)
(For a share outstanding throughout the period)

                                                                       Six months
                                                                            ended
                                                                     September 30
                                                                       (Unaudited)                  Year ended March 31
                                                                    -------------------------------------------------------
                                                                             1996*                1996                 1995
                                                                    -------------------------------------------------------
                                                                          Class B
                                                                    -------------------------------------------------------
Net asset value, beginning of period                                        $8.92                $8.74                $8.73
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .23                  .47                  .48
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.05)                 .18                  .01
---------------------------------------------------------------------------------------------------------------------------
Total from investment activities                                              .18                  .65                  .49
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.23)                (.47)                (.48)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.23)                (.47)                (.48)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.87                $8.92                $8.74
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                           2.08*                7.55                 5.94
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $480,594             $474,374             $427,086
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (b)                               .77*                1.54                 1.55
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     2.66*                5.25                 5.66
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      30.18*               75.89                62.84
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (Continued)
(For a share outstanding throughout the period)
                                                                                         For the Period
                                                                                         January 4, 1993         Six months
                                                                                         (commencement                ended
                                                                                         of operations)        September 30
                                                                                           to March 31          (Unaudited)
                                                                    -------------------------------------------------------
                                                                             1994                 1993                 1996
                                                                    -------------------------------------------------------
                                                                        Class B
                                                                    -------------------------------------------------------
Net asset value, beginning of period                                        $9.12                $8.95                $8.93
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .44                  .10                  .26
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.32)                 .17                 (.05)
---------------------------------------------------------------------------------------------------------------------------
Total from investment activities                                              .12                  .27                  .21
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.44)                (.10)                (.26)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                           (.01)                  --                   --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                (.06)                  --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.51)                (.10)                (.26)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.73                $9.12                $8.88
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            1.52                 3.05*                2.47*
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $369,006              $95,175             $824,615
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                              1.54                  .30*                  .47*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.02                 1.21*                2.96*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      47.08                31.05                30.18*
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (Continued)
(For a share outstanding throughout the period)


                                                                                                        Year ended March 31
                                                                    -------------------------------------------------------
                                                                         1996                 1995                 1994
                                                                    -------------------------------------------------------
                                                                                             Class A
                                                                    -------------------------------------------------------
Net asset value, beginning of period                                        $8.74                $8.73                $9.12
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .52                  .54                  .55
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .19                   --                 (.34)
---------------------------------------------------------------------------------------------------------------------------
Total from investment activities                                              .71                  .54                  .21
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.52)                (.53)                (.54)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                   --                 (.01)
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --                 (.05)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.52)                (.53)                (.60)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.93                $8.74                $8.73
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            8.31                 6.55                 2.15
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $821,500             $838,548             $852,281
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .95                  .95                  .97
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.86                 6.28                 5.73
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      75.89                62.84                47.08
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (Continued)
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                             1993                 1992
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.65                $8.36
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                                                         .63                  .67
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .51                  .31
------------------------------------------------------------------------------------------------------
Total from investment activities                                             1.14                  .98
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net investment income                                                   (.62)                (.68)
------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --
------------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.05)                (.01)
------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --
------------------------------------------------------------------------------------------------------
Total distributions                                                          (.67)                (.69)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $9.12                $8.65
------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           13.67                12.11
------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $638,971             $324,384
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.05                  .91
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.83                 7.80
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      31.05                44.34
------------------------------------------------------------------------------------------------------

*   Not annualized.

+   Per share net invest ment income has been determinied on the basis of the weightred average number of shares outstanding during the period.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio  of expenses to average net assets for the period ended March 31, 1996 and thereafter includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
September 30, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly owned subsidiary of Putnam Investments, Inc., believes is consistent with the preservation of capital. The fund is required under normal market conditions to invest at least 65% of its assets in "investment-grade" tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or which it invests to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At March 31, 1996, the fund had a capital loss carryover of approximately $23,233,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

  Loss Carryover         Expiration
-----------------------------------
     $11,943,000     March 31, 2003
      11,290,000     March 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue bonds are accreted according to the effective yield method.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of the fund's average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million and 0.45% of any amount over $1.5 billion. Fees are subject to reduction in any year to the extent that expenses (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million, and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

As part of the custodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the funds investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 1996, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

Trustees of the fund receive an annual Trustees fee of $2,230 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by PFTC, Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended September 30, 1996, fund expenses were reduced by $181,897 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended September 30,1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $76,275 and $2,194 from the sale of class A and class M shares, respectively and received $488,323 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $1,297 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended September 30, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $391,299,859 and $375,412,085, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                Six months ended
                               September 30, 1996
----------------------------------------------------
Class A                    Shares             Amount
----------------------------------------------------
Shares sold            19,067,584      $ 168,347,765
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           1,438,294         12,711,651
----------------------------------------------------
                       20,505,878        181,059,416

Shares
repurchased           (19,676,936)      (173,464,371)
----------------------------------------------------
Net increase              828,942      $   7,595,045
----------------------------------------------------

                                Year ended
                              March 31, 1996
----------------------------------------------------
Class A                     Shares     Amount
----------------------------------------------------
Shares sold             22,972,217     $ 206,082,849
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            2,848,087        25,521,274
----------------------------------------------------
                        25,820,304       231,604,123

Shares
repurchased            (28,546,381)     (256,375,731)
----------------------------------------------------
Net decrease            (2,726,077)    $ (24,771,608)
----------------------------------------------------

                             Six months ended
                           September 30, 1996
----------------------------------------------------
Class B                     Shares            Amount
----------------------------------------------------
Shares sold              8,128,465      $ 71,527,463
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              794,401         7,012,866
----------------------------------------------------
                         8,922,866        78,540,329

Shares
repurchased             (7,945,543)      (69,960,783)
----------------------------------------------------
Net increase               977,323      $  8,579,546
----------------------------------------------------

                                    Year ended
                                  March 31, 1996
----------------------------------------------------
Class B                     Shares            Amount
----------------------------------------------------
Shares sold             15,231,262     $ 136,480,171
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            1,519,823        13,611,548
----------------------------------------------------
                        16,751,085       150,091,719

Shares
repurchased            (12,440,215)     (111,692,879)
----------------------------------------------------
Net increase             4,310,870      $ 38,398,840
----------------------------------------------------

                               Six months ended
                              September 30, 1996
----------------------------------------------------
Class M                     Shares            Amount
----------------------------------------------------
Shares sold                302,728        $2,671,553
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               23,330           206,384
----------------------------------------------------
                           326,058         2,877,937

Shares
repurchased               (175,300)       (1,551,835)
----------------------------------------------------
Net increase               150,758        $1,326,102
----------------------------------------------------

                                Year ended
                              March 31, 1996
----------------------------------------------------
Class M                     Shares            Amount
----------------------------------------------------
Shares sold              1,010,198        $9,040,052
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               24,528           221,006
----------------------------------------------------
                         1,034,726         9,261,058

Shares
repurchased               (234,113)       (2,109,245)
----------------------------------------------------
Net increase               800,613        $7,151,813
----------------------------------------------------



Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

* HELP YOUR INVESTMENT GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

* SWITCH FUNDS EASILY

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

* Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

James E. Erickson
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


----------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
----------------

28365-051/353/560     11/96